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                                                                    EXHIBIT 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Corrpro Companies, Inc., an Ohio corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      (a) The Annual Report on Form 10-K for the fiscal year ended March 31, 2004 (the "Form 10-K") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

Dated: June 29, 2004                               /s/ Robert M. Mayer
                                                   _____________________________
                                                   Robert M. Mayer
                                                   Chief Financial Officer

      The foregoing Certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.